EXHIBIT 24


                                POWER OF ATTORNEY


         I, James N. Land, Jr., the undersigned, of P. O. Box 822, Short Hills, New Jersey 07078, make, constitute, and appoint Chris L. Walker of 500 N. Akard, Suite 4500, Dallas, TX 75201 my true and lawful attorney-in-fact, to act in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2000.


                                        ----------------------------------------
                                         /s/ James N. Land, Jr.


(Acknowledgment)

STATE OF     New Jersey       )
            -----------------
                              ) SS.
COUNTY OF    Morris           )
            -----------------



         The foregoing instrument was acknowledged before me this 21st day of February, 2001, by James N. Land, Jr.


                                        ----------------------------------------
                                         /s/ Antonio Bustamante
                                         Signature of Notary Public

                                POWER OF ATTORNEY


         I, Paul B. Ingrey, the undersigned, of 11 Capri Court, Palm Coast, Florida 32137, make, constitute, and appoint Chris L. Walker of 500 N. Akard, Suite 4500, Dallas, TX 75201, my true and lawful attorney-in-fact, to act in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2000.


                                        ----------------------------------------
                                         /s/ Paul B. Ingrey


(Acknowledgment)

STATE OF     Florida          )
            -----------------
                              ) SS.
COUNTY OF    Flagler          )
            -----------------



         The foregoing instrument was acknowledged before me this 21st day of February, 2001, by Paul B. Ingrey.


                                        ----------------------------------------
                                         /s/ Wendy M. Eggert
                                         Signature of Notary Public

                                POWER OF ATTORNEY


         I, William B. Madden, the undersigned, of 4520 Belfort, Dallas, Texas 75205, make, constitute, and appoint Chris L. Walker of 500 N. Akard, Suite 4500, Dallas, TX 75201, my true and lawful attorney-in-fact, to act in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2000.


                                        ----------------------------------------
                                         /s/ William B. Madden


(Acknowledgment)

STATE OF     Texas            )
            -----------------
                              ) SS.
COUNTY OF    Dallas           )
            -----------------



         The foregoing instrument was acknowledged before me this 16th day of February, 2001, by William B. Madden.


                                        ----------------------------------------
                                         /s/ Anne Rush
                                         Signature of Notary Public

                                POWER OF ATTORNEY


         I, Steven G. Rothmeier, the undersigned, of P. O. Box 11901, St. Paul, Minnesota 55111-0901, make, constitute, and appoint Chris L. Walker of 500 N. Akard, Suite 4500, Dallas, TX 75201, my true and lawful attorney-in-fact, to act in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2000.


                                        ----------------------------------------
                                         /s/ Steven G. Rothmeier


(Acknowledgment)

STATE OF     Minnesota        )
            -----------------
                              ) SS.
COUNTY OF    Ramsey           )
            -----------------



         The foregoing instrument was acknowledged before me this 20th day of February, 2001, by Steven G. Rothmeier.


                                        ----------------------------------------
                                         /s/ Stephanie A. DeSmit
                                         Signature of Notary Public

                                POWER OF ATTORNEY


         I, Kaj Ahlmann, the undersigned, of 17945 Rosewood, Stillwell, KS 66085, make, constitute, and appoint Chris L. Walker of 500 N. Akard, Suite 4500, Dallas, TX 75201, my true and lawful attorney-in-fact, to act in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2000.


                                        ----------------------------------------
                                         /s/ Kaj Ahlmann


(Acknowledgment)

STATE OF     Missouri         )
            -----------------
                              ) SS.
COUNTY OF    Jackson          )
            -----------------



         The foregoing instrument was acknowledged before me this 12th day of March, 2001, by Kaj Ahlmann.


                                        ----------------------------------------
                                         /s/ R. Denison
                                         Signature of Notary Public

                                POWER OF ATTORNEY


         I, Edgar W. Blanch, Jr., the undersigned, of P. O. Box 1409, Boerne, Texas 78006, make, constitute, and appoint Chris L. Walker of 500 N. Akard, Suite 4500, Dallas, TX 75201, my true and lawful attorney-in-fact, to act in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2000.


                                        ----------------------------------------
                                         /s/ Edgar W. Blanch, Jr.


(Acknowledgment)

STATE OF     Texas            )
            -----------------
                              ) SS.
COUNTY OF    Kendall          )
            -----------------



         The foregoing instrument was acknowledged before me this 27th day of February, 2001, by Edgar W. Blanch, Jr.


                                        ----------------------------------------
                                         /s/ Mary-Margaret C. Clamp
                                         Signature of Notary Public

                                POWER OF ATTORNEY


         I, Gerald A. Isom, the undersigned, of 95 Fairview Road, Penn Valley, PA 19072, make, constitute, and appoint Chris L. Walker of 500 N. Akard, Suite 4500, Dallas, TX 75201, my true and lawful attorney-in-fact, to act in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2000.


                                        ----------------------------------------
                                         /s/ Gerald A. Isom


(Acknowledgment)

STATE OF     Pennsylvania     )
            -----------------
                              ) SS.
COUNTY OF    Montgomery       )
            -----------------



         The foregoing instrument was acknowledged before me this 21st day of February, 2001, by Gerald A. Isom.


                                        ----------------------------------------
                                         /s/ Joan M. Kern
                                         Signature of Notary Public